                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)       April 22, 2002
                                                 -------------------------------

                               TIBCO Software Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-26579                 77-0449727
----------------------------       -----------------        --------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



                              3303 Hillview Avenue
                        Palo Alto, California 94304-1213
                    ----------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code:         (650) 846-1000
                                                     --------------------------


                                3165 Porter Drive
                           Palo Alto, California 94304
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

     On April 22, 2002, Talarian Corporation ("Talarian") and TIBCO Software
                                                --------
Inc. ("TIBCO") jointly issued a press release announcing that Talarian had
       -----
entered into a memorandum of understanding with counsel to the plaintiffs to a lawsuit, Robert Mathiason v. Talarian Corporation, originally filed on January 8, 2002 in the Superior Court of the State of California for the County of Santa Clara. A copy of the press release is filed as an exhibit to this report. In connection with the entry into the memorandum of understanding, Talarian is making the disclosures set forth in an exhibit to this report with respect to its pending acquisition by TIBCO.

     Effective as of April 20, 2002, TIBCO's headquarters will be relocated to 3303 Hillview Avenue, Palo Alto, CA 94304-1213.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)   Exhibits
               --------
               99.1     Press Release dated April 22, 2002.

               99.2     Talarian Disclosure


                                      -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2002

                               TIBCO SOFTWARE INC.



                               By: /s/ Robert P. Stefanski
                                   ---------------------------------------------
                                   Robert P. Stefanski
                                   Executive Vice President, General Counsel
                                   and Secretary

                                      -3-


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                                INDEX TO EXHIBIT

   Exhibit
    Number                           Description of Exhibit
---------------     ------------------------------------------------------------

     99.1           Press Release dated April 22, 2002.

     99.2           Talarian Disclosure